                                                                                                                      EXHIBIT 99.1

                                                        GSR 2004 05                                  20:21 Monday, April 5, 2004 1
                                                  Portfolio Summary Report
                                              Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg   Pool Classification                           Loans      4/1 Sched Balance  Gross WAC     Net WAC 4/1 WAM 4/1 Age
___________________________________________________________________________________________________________________________________
0001 3yr Fixed Hybrids                              397        $179,002,676.12    4.4180        4.1152      358     2
0002 5yr Fixed Hybrids                              444        $201,582,986.87    4.9480        4.6631      359     1
0003 7yr Fixed Hybrids                              329        $176,079,399.15    5.0201        4.7691      359     1
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                      1,170      $556,665,062.14
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:          GSR 2004 05                                                                       April 5, 2004 20:21 PAGE 0001
Deal              3yr Fixed Hybrids

 _______________________________________________________________________________________________________________________
| Loans|  4/1 Sched Balance|     Gross WAC|       Net WAC|4/1 WAM|4/1 Age|  OLTV| Margin|Per Cap|Life Ca|4/1 MTR|   FICO|
|______|___________________|______________|______________|_______|_______|______|_______|_______|_______|_______|_______|
|   397|    $179,002,676.12|        4.4180|        4.1152|    358|      2|  72.4|  2.464|   1.81| 10.412|  34.21|    730|
|______|___________________|______________|______________|_______|_______|______|_______|_______|_______|_______|_______|

 ______________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |4/1 Term             |4/1 Age           |Delinquency |
|______________________|_________________________|_____________________|__________________|____________|
|3.00 - 3.249%     0.32|  $50,001-$ 75,000   0.12|301 - 340 Mont   1.68|0 Mths       30.03| CUR  100.00|
|3.25 - 3.49%      2.86|  $75,001-$100,000   0.10|346 - 350 Mont   0.27|1 - 3 Mths   61.20|            |
|3.50 - 3.749%     5.21| $100,001-$120,000   0.19|351 - 355 Mont   1.60|4 - 6 Mths    6.26|            |
|3.75 - 3.99%     14.21| $120,001-$140,000   0.80|356 - 360 Mont  96.45|7 - 12 Mths   0.83|            |
|4.00 - 4.249%    15.26| $140,001-$160,000   0.41|                     |19 - 24 Mth   1.02|            |
|4.25 - 4.49%     16.09| $160,001-$180,000   0.88|                     |25 - 36 Mth   0.66|            |
|4.50 - 4.749%    14.85| $180,001-$200,000   0.54|                     |                  |            |
|4.75 - 4.99%     13.31| $200,001-$250,000   2.57|                     |                  |            |
|5.00 - 5.249%     8.81| $250,001-$300,000   2.75|                     |                  |            |
|5.25 - 5.49%      4.43| $300,001-$350,000   5.02|                     |                  |            |
|5.50 - 5.749%     2.25| $350,001-$400,000  19.67|                     |                  |            |
|5.75 - 5.99%      1.21| $400,001-$450,000   9.98|                     |                  |            |
|6.00 - 6.249%     0.61| $450,001-$500,000   9.17|                     |                  |            |
|6.25 - 6.49%      0.21| $500,001-$550,000   7.30|                     |                  |            |
|6.50 - 6.749%     0.06| $550,001-$600,000   8.10|                     |                  |            |
|6.75 - 6.99%      0.32| $600,001-$650,000  12.03|                     |                  |            |
|                      | $650,001-$700,000   1.16|                     |                  |            |
|                      | $700,001-$750,000   2.44|                     |                  |            |
|                      | $750,001-$800,000   0.44|                     |                  |            |
|                      | $800,001-$900,000   4.31|                     |                  |            |
|                      | $900,001-$1000,00  11.37|                     |                  |            |
|                      |*More*               0.66|                     |                  |            |
|______________________|_________________________|_____________________|__________________|____________|

 __________________________________________________________________________________
|Geography             |Zip         |Orig LTV              |FICO                   |
|______________________|____________|______________________|_______________________|
|California       59.92|90266   1.92| 0.01-50.00%      4.94|580-599            0.51|
|Florida           4.59|90049   1.29| 50.01-60.00%    10.80|620-649            2.63|
|Illinois          3.66|92127   1.26| 60.01-65.00%     6.17|650-699           15.87|
|Colorado          2.81|92677   1.19| 65.01-70.00%    11.52|700-749           47.60|
|New Jersey        2.62|92067   1.08| 70.01-75.00%    11.15|750-799           31.35|
|Arizona           2.17|92037   1.05| 75.01-80.00%    51.93|800+               2.04|
|South Carolina    1.87|91316   0.93| 85.01-90.00%     1.81|                       |
|Hawaii            1.84|91301   0.92| 90.01-95.00%     1.66|                       |
|Utah              1.82|92705   0.91|                      |                       |
|New York          1.78|92656   0.91|                      |                       |
|Massachusetts     1.76|90291   0.90|                      |                       |
|*More*           15.16|*More* 87.63|                      |                       |
|______________________|____________|______________________|_______________________|

 __________________________________________________________________________________________________________________
|Property Type            |Occupancy                   |Purpose                 |MI                                |
|_________________________|____________________________|________________________|__________________________________|
|PUD                 58.80|Primary Residence      92.38|Purchase           55.29|OLTV <= 80                   96.53|
|Single Family       28.31|Secondary Residence     5.72|Rate Term Refi     30.90|OLTV > 80 W/ MI               3.47|
|Low Rise Condo      10.77|Investor Property       1.89|Cashout Refi       13.81|                                  |
|High Rise Condo      0.82|                            |                        |                                  |
|2-4 Family           0.77|                            |                        |                                  |
|Townhouse            0.53|                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|_________________________|____________________________|________________________|__________________________________|

 __________________________________________________________________________________________________________________________
|Periodic Rate Cap|Life Cap               |5/03 MTR          |Self Employ    |IO Flag             |Index                   |
|_________________|_______________________|__________________|_______________|____________________|________________________|
|  1.000     19.24| 8.01-9.00%        0.32|1 - 36 Mths 100.00|N         70.53|Y              71.04|LIBOR              76.99|
|  2.000     80.76| 9.01-10.00%      30.49|                  |Y         29.47|N              28.96|CMT                23.01|
|                 |10.01-11.00%      57.86|                  |               |                    |                        |
|                 |11.01-12.00%      10.51|                  |               |                    |                        |
|                 |12.01-13.00%       0.82|                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|_________________|_______________________|__________________|_______________|____________________|________________________|


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              GSR 2004 05                                                      April 5, 2004  20:21  PAGE 0002
|Goldman|  Deal                  5yr Fixed Hybrids
|Sachs  |
|       |
|       |
|_______|

 ________________________________________________________________________________________________________________________
| Loans|  4/1 Sched Balance|     Gross WAC|       Net WAC|4/1 WAM|4/1 Age|  OLTV| Margin|Per Cap|Life Ca|4/1 MTR|    FICO|
|______|___________________|______________|______________|_______|_______|______|_______|_______|_______|_______|________|
|   444|    $201,582,986.87|        4.9480|        4.6631|    359|      1|  73.4|  2.386|   1.87| 10.194|  59.38|     722|
|______|___________________|______________|______________|_______|_______|______|_______|_______|_______|_______|________|

 _________________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |4/1 Term             |4/1 Age           |Delinquency    |
|______________________|_________________________|_____________________|__________________|_______________|
|3.75 - 3.99%      0.38|  $50,001-$ 75,000   0.03|351 - 355 Mont   1.07|0 Mths       56.77| CUR     100.00|
|4.00 - 4.249%     2.64|  $75,001-$100,000   0.09|356 - 360 Mont  98.93|1 - 3 Mths   40.65|               |
|4.25 - 4.49%      7.20| $100,001-$120,000   0.22|                     |4 - 6 Mths    2.33|               |
|4.50 - 4.749%    21.05| $120,001-$140,000   0.12|                     |7 - 12 Mths   0.25|               |
|4.75 - 4.99%     26.20| $140,001-$160,000   0.45|                     |                  |               |
|5.00 - 5.249%    18.28| $160,001-$180,000   0.26|                     |                  |               |
|5.25 - 5.49%      9.08| $180,001-$200,000   0.57|                     |                  |               |
|5.50 - 5.749%     4.99| $200,001-$250,000   1.30|                     |                  |               |
|5.75 - 5.99%      6.01| $250,001-$300,000   2.76|                     |                  |               |
|6.00 - 6.249%     1.99| $300,001-$350,000   7.82|                     |                  |               |
|6.25 - 6.49%      0.85| $350,001-$400,000  23.64|                     |                  |               |
|6.50 - 6.749%     1.15| $400,001-$450,000  10.78|                     |                  |               |
|6.75 - 6.99%      0.18| $450,001-$500,000   8.80|                     |                  |               |
|                      | $500,001-$550,000   8.37|                     |                  |               |
|                      | $550,001-$600,000   8.92|                     |                  |               |
|                      | $600,001-$650,000   7.21|                     |                  |               |
|                      | $650,001-$700,000   2.33|                     |                  |               |
|                      | $700,001-$750,000   1.46|                     |                  |               |
|                      | $750,001-$800,000   2.33|                     |                  |               |
|                      | $800,001-$900,000   3.02|                     |                  |               |
|                      | $900,001-$1000,00   5.81|                     |                  |               |
|                      |*More*               3.71|                     |                  |               |
|______________________|_________________________|_____________________|__________________|_______________|

 __________________________________________________________________________________
|Geography             |Zip         |Orig LTV              |FICO                   |
|______________________|____________|______________________|_______________________|
|California       67.27|92651   1.41| 0.01-50.00%      6.99|600-619            1.23|
|Illinois          3.26|90068   1.22| 50.01-60.00%     4.88|620-649            3.90|
|Virginia          3.02|93012   1.06| 60.01-65.00%     6.61|650-699           23.01|
|Florida           2.99|94303   0.94| 65.01-70.00%     8.66|700-749           41.35|
|Massachusetts     2.35|30327   0.85| 70.01-75.00%    12.77|750-799           29.81|
|Colorado          2.01|98020   0.79| 75.01-80.00%    55.84|800+               0.70|
|New Jersey        1.75|90025   0.79| 80.01-85.00%     0.51|                       |
|Maryland          1.69|95135   0.78| 85.01-90.00%     2.86|                       |
|Arizona           1.60|93420   0.76| 90.01-95.00%     0.89|                       |
|Washington        1.51|92630   0.75|                      |                       |
|Nevada            1.48|84060   0.75|                      |                       |
|*More*           11.07|*More* 89.91|                      |                       |
|______________________|____________|______________________|_______________________|

 __________________________________________________________________________________________________________________
|Property Type            |Occupancy                   |Purpose                 |MI                                |
|_________________________|____________________________|________________________|__________________________________|
|Single Family       43.54|Primary Residence      95.04|Purchase           60.17|OLTV <= 80                   95.74|
|PUD                 41.88|Secondary Residence     2.70|Rate Term Refi     27.33|OLTV > 80 W/ MI               4.26|
|Low Rise Condo      11.06|Investor Property       2.26|Cashout Refi       12.50|                                  |
|2-4 Family           2.04|                            |                        |                                  |
|High Rise Condo      1.12|                            |                        |                                  |
|Townhouse            0.22|                            |                        |                                  |
|2 unit               0.13|                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|_________________________|____________________________|________________________|__________________________________|

 __________________________________________________________________________________________________________________________
|Periodic Rate Cap|Life Cap               |5/03 MTR          |Self Employ    |IO Flag             |Index                   |
|_________________|_______________________|__________________|_______________|____________________|________________________|
|  1.000     13.37| 8.01-9.00%        0.68|37 - 60 Mth 100.00|N         71.69|Y              59.11|LIBOR              88.86|
|  2.000     86.63| 9.01-10.00%      52.23|                  |Y         28.31|N              40.89|CMT                11.14|
|                 |10.01-11.00%      37.49|                  |               |                    |                        |
|                 |11.01-12.00%       9.60|                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|_________________|_______________________|__________________|_______________|____________________|________________________|


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              GSR 2004 05                                                      April 5, 2004  20:21  PAGE 0003
|Goldman|  Deal                  7yr Fixed Hybrids
|Sachs  |
|       |
|       |
|_______|

 _______________________________________________________________________________________________________________________
| Loans|  4/1 Sched Balance|     Gross WAC|       Net WAC|4/1 WAM|4/1 Age|  OLTV| Margin|Per Cap|Life Ca|4/1 MTR|   FICO|
|______|___________________|______________|______________|_______|_______|______|_______|_______|_______|_______|_______|
|   329|    $176,079,399.15|        5.0201|        4.7691|    359|      1|  71.6|  2.272|   2.00| 10.021|  82.95|    732|
|______|___________________|______________|______________|_______|_______|______|_______|_______|_______|_______|_______|

 _________________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |4/1 Term             |4/1 Age           |Delinquency    |
|______________________|_________________________|_____________________|__________________|_______________|
|3.50 - 3.749%     0.27| $300,001-$350,000   3.50|356 - 360 Mont 100.00|0 Mths       20.05| CUR     100.00|
|4.00 - 4.249%     0.31| $350,001-$400,000  14.48|                     |1 - 3 Mths   79.64|               |
|4.25 - 4.49%      1.26| $400,001-$450,000  13.37|                     |4 - 6 Mths    0.31|               |
|4.50 - 4.749%     8.91| $450,001-$500,000  16.32|                     |                  |               |
|4.75 - 4.99%     36.63| $500,001-$550,000   9.54|                     |                  |               |
|5.00 - 5.249%    25.53| $550,001-$600,000   6.60|                     |                  |               |
|5.25 - 5.49%     16.81| $600,001-$650,000   8.65|                     |                  |               |
|5.50 - 5.749%     5.19| $650,001-$700,000   1.52|                     |                  |               |
|5.75 - 5.99%      3.99| $700,001-$750,000   2.48|                     |                  |               |
|6.00 - 6.249%     0.67| $750,001-$800,000   4.49|                     |                  |               |
|6.25 - 6.49%      0.23| $800,001-$900,000   4.75|                     |                  |               |
|6.75 - 6.99%      0.20| $900,001-$1000,00  10.09|                     |                  |               |
|                      | $1.0M  - $1.25M     1.96|                     |                  |               |
|                      | $1.75M - $2.0M      2.27|                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|                      |                         |                     |                  |               |
|______________________|_________________________|_____________________|__________________|_______________|

 __________________________________________________________________________________
|Geography             |Zip         |Orig LTV              |FICO                   |
|______________________|____________|______________________|_______________________|
|California       64.94|92024   2.02| 0.01-50.00%      7.76|620-649            2.94|
|Washington        4.36|90265   1.61| 50.01-60.00%    10.31|650-699           16.42|
|Florida           3.40|92673   1.53| 60.01-65.00%     5.47|700-749           44.94|
|Massachusetts     3.17|90272   1.43| 65.01-70.00%     9.92|750-799           34.47|
|Colorado          2.65|92008   1.35| 70.01-75.00%    12.22|800+               1.23|
|Texas             2.56|92127   1.33| 75.01-80.00%    53.86|                       |
|Illinois          2.49|90069   1.29| 85.01-90.00%     0.47|                       |
|Nevada            2.32|92075   1.25|                      |                       |
|New York          2.09|95120   1.20|                      |                       |
|New Jersey        1.92|92130   1.16|                      |                       |
|Virginia          1.39|10536   1.14|                      |                       |
|*More*            8.71|*More* 84.70|                      |                       |
|______________________|____________|______________________|____________________   |

 __________________________________________________________________________________________________________________
|Property Type            |Occupancy                   |Purpose                 |MI                                |
|_________________________|____________________________|________________________|__________________________________|
|Single Family       55.03|Primary Residence      95.64|Purchase           51.44|OLTV <= 80                   99.53|
|PUD                 34.40|Secondary Residence     4.11|Rate Term Refi     35.48|OLTV > 80 W/ MI               0.47|
|Low Rise Condo       8.12|Investor Property       0.25|Cashout Refi       13.09|                                  |
|2-4 Family           1.45|                            |                        |                                  |
|High Rise Condo      1.01|                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|                         |                            |                        |                                  |
|_________________________|____________________________|________________________|__________________________________|

 __________________________________________________________________________________________________________________________
|Periodic Rate Cap|Life Cap               |5/03 MTR          |Self Employ    |IO Flag             |Index                   |
|_________________|_______________________|__________________|_______________|____________________|________________________|
|  2.000    100.00| 8.01-9.00%        0.58|61 - 84 Mth 100.00|N         77.45|Y              58.54|LIBOR             100.00|
|                 | 9.01-10.00%      64.41|                  |Y         22.55|N              41.46|                        |
|                 |10.01-11.00%      33.91|                  |               |                    |                        |
|                 |11.01-12.00%       1.10|                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|                 |                       |                  |               |                    |                        |
|_________________|_______________________|__________________|_______________|____________________|________________________|


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